UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 01, 2022

Grayscale Bitcoin Trust (BTC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56121	46-7019388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC
290 Harbor Drive, 4th Floor
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	GBTC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2022, Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (the “Trust”), and CoinDesk Indices, Inc., formerly known as TradeBlock Inc. (the “Index Provider”), entered into an Index License Agreement (the “Index License Agreement“) governing the Sponsor’s use of the CoinDesk Bitcoin Price Index (XBX) (the “Index”) to calculate the Index Price (as defined below), among other things.

The foregoing description is a summary, does not purport to be a complete description of the Index License Agreement, and is qualified in its entirety by reference to the Index License Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On January 31, 2022, in connection with the entry into the Index License Agreement, the Sponsor and the Index Provider agreed to terminate that certain Index License Agreement, dated February 28, 2019, between the Sponsor and the Index Provider, that governed the Sponsor’s use of the Index to calculate the Old Index Price (as defined below).

Item 8.01. Other Events.

Grayscale Bitcoin Trust (BTC) (the “Trust”) has historically valued its Bitcoins for operational purposes by reference to a volume-weighted average index price (the “Old Index Price”) of a Bitcoin in U.S. dollars calculated by applying a weighting algorithm to the price and trading volume data for the immediately preceding 24-hour period as of 4:00 p.m., New York time derived from the selected digital asset exchanges that are reflected in the Index on such trade date. The methodology used exclusively by Grayscale and calculated by the Index Provider to calculate the Old Index Price overlaid an additional averaging mechanism to the price produced, resulting in the Old Index Price reflecting an average price for the 24-hour period. The Old Index Price was provided to the Sponsor once per day at 4:00 p.m., New York time.

Effective February 1, 2022, the Trust will value its Bitcoins for operational purposes by reference to the index price (the “Index Price”) of a Bitcoin in U.S. dollars calculated by applying the same methodology to the price and trading volume data for the immediately preceding 24-hour period as of 4:00 p.m., New York time derived from the selected digital asset exchanges that are reflected in the Index on such trade date without the additional averaging mechanism being applied to the Index Price. The methodology used to calculate the Index Price is consistent with the publicly available Bitcoin price that is published by the Index Provider continuously throughout the day, and as a result the Sponsor believes that using the Index Price will provide more transparency to investors. There will be no change to the Index used to determine the Index Price or the criteria used to select the digital asset exchanges included in the Index. The Index Price is calculated using non-GAAP methodology and is not used in the Trust’s financial statements.

Historical Digital Asset Holdings and Bitcoin Prices

For the period from January 1, 2019 and December 31, 2021, the average difference in price between the Old Index Price and the Index Price and the average difference in Digital Asset Holdings of the Trust as calculated using the Old Index Price and the Index Price of was 0.31%.

The following chart illustrates the movement in the Index Price, the Old Index Price, the Trust’s Digital Asset Holdings per Share based on the Old Index Price and the Index Price and the Trust’s net asset value per share as calculated in accordance with GAAP from September 25, 2013 to December 31, 2021. For more information on the determination of the Trust’s Digital Asset Holdings, see “Item 1. Business—Overview of the Bitcoin Industry and Market—Bitcoin Value—The Index and the Index Price” in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on March 5, 2021 (the “Annual Report”).

The following table illustrates the movements in the Old Index Price from the beginning of the Trust’s operations on September 25, 2013 to December 31, 2021. Since the beginning of the Trust’s operations, the Old Index Price has ranged from $117.03 to $67,397.98, with the straight average being $9,508.58. The Sponsor has not observed a material difference between the Old Index Price and average prices from the constituent Digital Asset Exchanges individually or as a group.

		High		Low
Period	Average	Old Index Price	Date	Old Index Price	Date	End of period	Last business day
Twelve months ended December 31, 2017	$3,942.40	$18,756.45	12/18/2017	$780.71	1/12/2017	$13,340.23	$14,517.67
Twelve months ended December 31, 2018	$7,497.29	$15,736.96	1/5/2018	$3,228.07	12/14/2018	$3,760.46	$3,760.46
Twelve months ended December 31, 2019	$7,319.77	$12,681.53	7/10/2019	$3,365.98	2/7/2019	$7,200.71	$7,200.71
Twelve months ended December 31, 2020	$11,074.72	$28,788.57	12/31/2020	$5,050.07	3/16/2020	$28,788.57	$28,788.57
Twelve months ended December 31, 2021	$47,316.42	$67,397.98	11/9/2021	$29,235.54	1/1/2021	$47,172.21	$47,172.21

September 25, 2013 (the inception of the Trust’s operations) to December 31, 2021	$9,508.58	$67,397.98	11/9/2021	$117.03	10/3/2013	$47,172.21	$47,172.21

The following table illustrates the movements in the Index Price from the beginning of the Trust’s operations on September 25, 2013 to December 31, 2021. Since the beginning of the Trust’s operations, the Index Price has ranged from $117.03 to $67,352.59, with the straight average being $9,535.36. The Sponsor has not observed a material difference between the Index Price and average prices from the constituent Digital Asset Exchanges individually or as a group.

		High		Low
Period	Average	Index Price	Date	Index Price	Date	End of period	Last business day
Twelve months ended December 31, 2017	$3,971.47	$19,209.14	12/16/2017	$783.38	1/11/2017	$14,131.50	$14,415.36
Twelve months ended December 31, 2018	$7,518.87	$16,847.15	1/6/2018	$3,164.99	12/14/2018	$3,679.42	$3,679.42
Twelve months ended December 31, 2019	$7,355.63	$13,838.57	6/26/2019	$3,358.99	2/7/2019	$7,144.93	$7,144.93
Twelve months ended December 31, 2020	$11,103.62	$29,185.50	12/31/2020	$4,941.00	3/16/2020	$29,185.50	$29,185.50
Twelve months ended December 31, 2021	$47,420.39	$67,352.59	11/9/2021	$29,311.80	1/1/2021	$45,869.35	$45,869.35

September 25, 2013 (the inception of the Trust’s operations) to December 31, 2021	$9,535.36	$67,352.59	11/9/2021	$117.03	10/3/2013	$45,869.35	$45,869.35

Secondary Market Trading

The following table sets out the range of high and low closing prices for the Shares as reported by OTCQX, the Trust’s net asset value per share calculated in accordance with GAAP and the Trust’s Digital Asset Holdings per Share using both the Old Index Price and the Index Price for each of the quarters since January 1, 2019.

	High				Low
	OTCQX	NAV per Share(1)	Digital Asset Holdings per Share(2)	Digital Asset Holdings per Share using Old Index Price(2)	OTCQX	NAV per Share(1)	Digital Asset Holdings per Share(2)	Digital Asset Holdings per Share using Old Index Price(2)
2019
First quarter	$4.99	$4.08	$4.08	$4.02	$3.84	$3.31	$3.31	$3.32
Second quarter	$17.08	$13.56	$13.55	$12.37	$4.97	$4.07	$4.07	$4.05
Third quarter	$16.35	$12.25	$12.24	$12.41	$9.83	$7.75	$7.75	$7.81
Fourth quarter	$11.82	$9.48	$9.48	$9.30	$8.01	$6.39	$6.39	$6.56
2020
First quarter	$13.48	$10.05	$10.05	$10.00	$5.54	$4.78	$4.77	$4.88
Second quarter	$12.30	$9.59	$9.59	$9.55	$6.50	$5.99	$5.99	$6.07
Third quarter	$14.75	$11.81	$11.82	$11.63	$9.31	$8.67	$8.67	$8.73
Fourth quarter	$32.90	$27.73	$27.73	$27.35	$10.85	$10.04	$10.05	$10.04
2021
First quarter	$56.70	$58.30	$58.29	$57.36	$31.36	$27.83	$27.85	$27.78
Second quarter	$54.93	$59.96	$59.96	$59.86	$27.45	$29.71	$29.70	$29.43
Third quarter	$40.73	$48.50	$48.50	$48.39	$24.02	$27.99	$27.99	$28.08
Fourth quarter	$53.49	$62.92	$62.91	$62.95	$34.25	$42.72	$42.72	$43.24

(1)

The NAV is calculated using the fair value of Bitcoins based on the price provided by the Digital Asset Market that the Trust considers its principal market, which since December 31, 2016 is Coinbase Pro.

(2)

The Trust’s Digital Asset Holdings per Share is derived from the Index Price as represented by the Index as of 4:00 p.m., New York time, on the valuation date. See “Item 1. Business—Trust Objective and Key Operating Metrics” in the Trust’s Annual Report. Prior to February 1, 2022, the Trust’s Digital Asset Holdings per Share was derived from the Old Index Price. The Index Price is calculated using non-GAAP methodology and is not used in the Trust’s financial statements.

The following chart sets out the historical closing prices for the Shares as reported by OTCQX and the Trust’s Digital Asset Holdings per Share based on the Index Price and the Old Index Price.

GBTC Premium/(Discount): GBTC Share Price vs. Digital Asset Holdings per Share ($)

The following chart sets out the historical premium and discount for the Shares as reported by OTCQX and the Trust’s Digital Asset Holdings per Share based on the Index Price and the Old Index Price.

GBTC Premium/(Discount): GBTC Share Price vs. Digital Asset Holdings per Share (%)

Determination of the Index Price When Index Price is Unavailable

The Sponsor will continue to use the same cascading set of rules to determine the appropriate Bitcoin reference rate in the event that the Index Price is unavailable, which are set forth below for reference:

1. Index Price = The price set by the Index as of 4:00 p.m., New York time, on the valuation date. If the Index becomes unavailable, or if the Sponsor determines in good faith that the Index does not reflect an accurate price, then the Sponsor will, on a best efforts basis, contact the Index Provider to obtain the Index Price directly from the Index Provider. If after such contact the Index remains unavailable or the Sponsor continues to believe in good faith that the Index does not reflect an accurate price, then the Sponsor will employ the next rule to determine the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

2. Index Price = The price set by Coin Metrics Real-Time Rate (the “Secondary Index”) as of 4:00 p.m., New York time, on the valuation date (the “Secondary Index Price”). The Secondary Index Price is a real-time reference rate price, calculated using trade data from constituent markets selected by Coin Metrics (the “Secondary Index Provider”). The Secondary Index Price is calculated by applying weighted-median techniques to such trade data where half the weight is derived from the trading volume on each constituent market and half is derived from inverse price variance, where a constituent market with high price variance as a result of outliers or market anomalies compared to other constituent markets is assigned a smaller weight. If the Secondary Index becomes unavailable, or if the Sponsor determines in good faith that the Secondary Index does not reflect an accurate price, then the Sponsor will, on a best efforts basis, contact the Secondary Index Provider to obtain the Secondary Index Price directly from the Secondary Index Provider. If after such contact the Secondary Index remains unavailable or the Sponsor continues to believe in good faith that the Secondary Index does not reflect an accurate price, then the Sponsor will employ the next rule to determine the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

3. Index Price = The price set by the Trust’s principal market (the “Tertiary Pricing Option”) as of 4:00 p.m., New York time, on the valuation date. The Tertiary Pricing Option is a spot price derived from the principal market’s public data feed that is believed to be consistently publishing pricing information as of 4:00 p.m., New York time, and is provided to the Sponsor via an application programming interface. If the Tertiary Pricing Option becomes unavailable, or if the Sponsor determines in good faith that the Tertiary Pricing Option does not reflect an accurate price, then the Sponsor will, on a best efforts basis, contact the Tertiary Pricing Provider to obtain the Tertiary Pricing Option directly from the Tertiary Pricing Provider. If after such contact the Tertiary Pricing Option remains unavailable after such contact or the Sponsor continues to believe in good faith that the Tertiary Pricing Option does not reflect an accurate price, then the Sponsor will employ the next rule to determine the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

4. Index Price = The Sponsor will use its best judgment to determine a good faith estimate of the Index Price. There are no predefined criteria to make a good faith assessment and it will be made by the Sponsor in its sole discretion.

Updates to Risk Factors disclosure:

The Index has a limited history and a failure of the Index Price could adversely affect the value of the Shares.

The Index has a limited history and the Index Price is an average composite reference rate calculated using volume-weighted trading price data from various Digital Asset Exchanges chosen by the Index Provider. The Digital Asset Exchanges chosen by the Index Provider have also changed over time. For example, effective January 19, 2020, the Index Provider removed Bittrex and added LMAX Digital as part of its scheduled quarterly review. On April 6, 2020, the Index Provider removed itBit and did not add any constituents as part of its scheduled quarterly review. The Index Provider may remove or add Digital Asset Exchanges to the Index in the future at its discretion. For more information on the inclusion criteria for Digital Asset Exchanges in the Index, see “Item 1. Business—Overview of the Bitcoin Industry and Market—Bitcoin Value—The Index and the Index Price” in the Trust’s Annual Report.

Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Exchanges of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Exchanges, including as a result of differences in fee structures or administrative procedures on different Digital Asset Exchanges. For example, based on data provided by the Index Provider, on any given day during year ended December 31, 2021, the maximum differential between the 4:00 p.m., New York time spot price of any single Digital Asset Exchange included in the Index and the Index Price was 0.64% and the average of the maximum differentials of the 4:00 p.m., New York time spot price of each Digital Asset Exchange included in the Index and the Index Price was 0.32%. During this same period, the average differential between the 4:00 p.m., New York time spot prices of all the Digital Asset Exchanges included in the Index and the Index Price was 0.0003%. All Digital Asset Exchanges that were included in the Index throughout the period were considered in this analysis. To the extent such prices differ materially from the Index Price, investors may lose confidence in the Shares’ ability to track the market price of Bitcoins, which could adversely affect the value of the Shares.

* * *

This report supplements and where applicable amends the Memorandum, as defined in the Trust’s Fifth Amended and Restated Declaration of Trust and Trust Agreement, for general purposes.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1†	Index License Agreement, dated February 1, 2022, between Grayscale Investments, LLC, as sponsor of Grayscale Bitcoin Trust (BTC), and CoinDesk Indices, Inc., formerly known as TradeBlock, Inc., as Index Provider.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

†

Portions of this exhibit (indicated by asterisks) have been omitted as the Registrant has determined that (i) the omitted information is not material and (ii) the omitted information would likely cause competitive harm to the Registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of the Grayscale Bitcoin Trust (BTC)

Date: February 4, 2022	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer